Disposals and other non-operating items	12 Months Ended
Dec. 31, 2022
Disposals and other non-operating items
Disposals and other non-operating items

8 Disposals and other non-operating items

Accounting policy

Assets of businesses that are available for immediate sale in their current condition and for which a sales process is considered highly probable to complete are classified as assets held for sale and are carried at the lower of carrying value and fair value less costs to sell. Fair value is based on anticipated disposal proceeds, typically derived from firm or indicative offers from potential acquirers. Non-current assets are not amortised or depreciated following their classification as held for sale. Liabilities of businesses held for sale are also separately classified on the statement of financial position. Fair value movements in the venture capital portfolio are reported within disposals and other items – see note 15.

	2020	2021	2022
	£m	£m	£m
Revaluation of investments	151	16	9
(Loss)/gain on disposal of businesses and assets held for sale	(21)	39	(18)
Net gain/(loss) on disposals and other non-operating items	130	55	(9)

The revaluation of investments relates mainly to venture fund investments, further details of which are provided in note 15.

During the year, net proceeds of £9m were received on the disposal of venture fund investments. In 2021, an investment in Palantir Technologies Inc which was valued at £173m on 31 December 2020 was disposed of in February 2021 for gross proceeds of £187m.